Mortgage Servicing Rights (Tables)	12 Months Ended
Dec. 31, 2014
Transfers and Servicing [Abstract]
Activity for Residential First Mortgage MSRs
The table below presents activity for residential mortgage and home equity MSRs for 2014 and 2013. Residential reverse mortgage MSRs, which are carried at the lower of cost or fair value and accounted for using the amortization method, totaled $10 million at December 31, 2013, and are not included in the tables below.

Rollforward of Mortgage Servicing Rights

(Dollars in millions)	2014	2013
Balance, January 1	$5,042	$5,716
Additions	707	472
Sales	(61)	(2,044)
Amortization of expected cash flows (1)	(927)	(1,043)
Impact of changes in interest rates and other market factors (2)	(1,191)	1,524
Model and other cash flow assumption changes: (3)
Projected cash flows, including changes in costs to service loans	(163)	(27)
Impact of changes in the Home Price Index	(25)	(398)
Impact of changes to the prepayment model	243	609
Other model changes (4)	(95)	233
Balance, December 31 (5)	$3,530	$5,042
Mortgage loans serviced for investors (in billions)	$490	$550

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)	These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve.

(3)
These amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows as well as changes in certain cash flow assumptions such as cost to service and ancillary income per loan.

(4)
These amounts include the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows. Also included is a decrease of $127 million for 2014 due to changes in option-adjusted spread rate assumptions.

(5)	At December 31, 2014, includes $3.3 billion of U.S. and $259 million of non-U.S. consumer MSR balances.

Assumption for Fair Value of MSRs
Significant economic assumptions in estimating the fair value of MSRs at December 31, 2014 and 2013 are presented below. The change in fair value as a result of changes in OAS rates is included within “Model and other cash flow assumption changes” in the Rollforward of Mortgage Servicing Rights table. The weighted-average life is not an input in the valuation model but is a product of both changes in market rates of interest and changes in model and other cash flow assumptions. The weighted-average life represents the average period of time that the MSRs’ cash flows are expected to be received. Absent other changes, an increase (decrease) to the weighted-average life would generally result in an increase (decrease) in the fair value of the MSRs.

Significant Economic Assumptions

	December 31
	2014		2013
	Fixed	Adjustable	Fixed	Adjustable
Weighted-average OAS	4.52%	7.61%	3.97%	7.61%
Weighted-average life, in years	4.53	2.95	5.70	2.86

Sensitivity of the Weighted-Average Lives and Fair Value of MSRs
The table below presents the sensitivity of the weighted-average lives and fair value of MSRs to changes in modeled assumptions. These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of MSRs that continue to be held by the Corporation is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. The below sensitivities do not reflect any hedge strategies that may be undertaken to mitigate such risk.

Sensitivity Impacts

	December 31, 2014
	Change in Weighted-average Lives
(Dollars in millions)	Fixed		Adjustable		Change in Fair Value
Prepayment rates
Impact of 10% decrease	0.23	years	0.19	years	$232
Impact of 20% decrease	0.50		0.40		494
Impact of 10% increase	(0.21)		(0.16)		(208)
Impact of 20% increase	(0.39)		(0.31)		(395)
OAS level
Impact of 100 bps decrease					$158
Impact of 200 bps decrease					329
Impact of 100 bps increase					(146)
Impact of 200 bps increase					(281)